EXHIBIT 10.32.1

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— VOLÚME NUMBER 184 (ONE HUNDRED AND EIGHTY FOUR).————————-

— PUBLIC INSTRUMENT NUMBER 5,520 (FIVE THOUSAND FIVE HUNDRED AND TWENTY). ——————————————————————————————

— In the city of Tijuana, State of Baja California, on the thirteenth day of the month of May of the year two thousand and thirteen, before me RAMÓN ANDRÉS GRACIANO DUEÑAS, Notary Public Number Eighteen in practice, residing herein, attest the appearance: —————————————————————-

— On one part Mrs. LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, in their own behalf, as the seller, hereinafter known as “THE SELLERS”; -

— On the other part Mr. DAVID WARREN SASNETT, representing the commercial entity known as N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, as buyer, hereinafter known as “THE BUYER” and by reason of not knowing the Spanish language he is accompanied by JORGE ALEJANDRO LEÓN ORANTES BAENA, as his translator; ———————————————————————

— Mr. MIGUEL ÁNGEL GARCÍA GÓMEZ, as spouse of Mrs. LOURDES VALDIVIA LOMELÍ, also appears in order to express his consent in the operation matter of this public instrument; ———————————————————————————

— Likewise, Messrs. ENRIQUE ESQUIVEL HAROS, ERNESTO CRUZ TRONCOSO SANCHEZ and JORGE GONZALEZ HERRERA, President, Secretary and Treasurer, respectively, of the acting Land Commissioner, representing Ejido Mazatlan of the city of Playas de Rosarito, Baja California, to consent this operation, particularly for the effects of the provisions stated in clause second of this instrument, as well as to be considered jointly and severally obligated with the SELLERS in accordance with clauses sixth and seventh hereto, and to whom hereinabove shall be referred to as “EJIDO MAZATLÁN” and, they stated:—————————————————————

— That they appear to execute an AGREEMENT TO PURCHASE WITH MORTGAGE GUARANTEE, under the terms referred to in the following statements and clauses: —

———————————— STATEMENTS ——————————————

— Mrs. LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, herein state under oath: ———————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

—ONE.- That under public instrument number 5,335 (five thousand three hundred and thirty five) dated march eighth of the year two thousand and thirteen, issued under volume number 178 (one hundred and seventy eight) of the archives of this notary office, first hard copy version that was duly recorded on the twelfth day of that same month and year before the Public Registry of Property and Commerce at Playas de Rosarito, Baja California, under file number 6’032,845 (six million thirty two thousand eight hundred and forty five), Civil Section, they acquired by inheritance from their mother Mrs. Rosenda Lomelí Luna, in joint proprietorship in equal parts, fraction lot 33-1 (thirty three hyphen one), same that results from the subdivision of parcel number 33 Z-1 P 2/5 (thirty three Zee hyphen one P two diagonal five), no block number, in Ejido Mazatlan, in the city of Playas de Rosarito, Baja California, that shall be matter of this purchase operation, which shall be hereinafter known as the “Property”, same that has a surface of 120,000.00 M² (one hundred and twenty thousand) square meters and the following measurements and boundaries: To the Northeast, in 184.622 (one hundred and eight four point six hundred and twenty two) meters, with an expropriation from the Federal Electricity Commission, plus 4.638 (four point six three eight) meters, with fraction 33-4 (thirty three hyphen four), plus 154.720 (one hundred and fifty four point seven hundred and twenty) meters, with parcel number 32 (thirty two) and plus 351.963 (three hundred and fifty one point nine hundred and sixty three) meters, with parcel number 32 (thirty two); to the Southeast, in 551.276 (five hundred and fifty one point two hundred and seventy six) meters, with fraction 33-2 (thirty three hyphen two), plus 15.240 (fifteen point two hundred and forty) meters, with fraction 33-3 (thirty three hyphen three) and plus 0.194 (zero point one hundred and ninety four) meters, with expropriation from Corett (Commission to Regulate the Land Possession); to the Southwest, in 4.750 (four point seven hundred and fifty) meters, with fraction 33-3 (thirty three hyphen three); and to the Northwest, in 12.043 (twelve point zero forty three) meters, with fraction 33-3 (thirty three hyphen three), plus 15.015 (fifteen point zero fifteen) meters with the same boundary as the previous one, plus 40.274 (forty point two hundred and seventy four) meters, with the same boundary as the previous one plus, 19.781 (nineteen point seven hundred and eighty one) meters, with the same boundary as the prior ones, plus 44.835 (forty four point eight hundred and thirty five) meters, with Corett expropriation (Commission to Regulate the Land Possession), plus 14.682 (fourteen point six hundred and eighty two) meters, with fraction 33-4 (thirty three hyphen four), plus 0.116 (zero point one hundred and sixteen) meters, with Corett expropriation (Commission to Regulate the Land Possession), plus 16.319 (sixteen point three hundred and nineteen) meters, with expropriation from Corett (Commission to Regulate the Land Possession), plus 14.781 (fourteen point seven hundred and eighty one) meters, with fraction 33-5 (thirty three hyphen five) and plus 90.193 (ninety point one hundred and ninety three) meters, with expropriation from Corett (Commission to Regulate the Land Possession). A photocopy of the public instrument mentioned above in this statement is hereto attached to the ledger of this instrument, under Exhibit “A”. —————————-

— TWO.- That the Property mentioned hereinabove is recorded with city code number EM-033-001 (EM hyphen zerto three three hyphen zero zero one) and is free of liens and encumbrances, as is evidenced with the Certificate of Fiscal Encumbrance and the receipt of the annual property tax of said Property dated february sixth of two thousand and thriteen, certficate number 04-5378, documents that are exhibited before me and are duly attached to this instrument’s ledger under exhibit “B”. ——-

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— THREE.- That before the State Commission of Public Services of Tijuana, the Property does not appear to bear debt, same that is evidenced with the certification duly exhibited to me, which states that the property does not currently have a potable water usage network nor sanitary system, therefore pending the payment of dues regardin connection and installation rights that correspond to same once the zoning is defined and granted by said authority, this document is attached to the ledger of this instrument as exhibit “C”.————————————————————————

— FOUR.- That they exhibit the topographic survey of said Property duly authorized by the City Land Department, office of the Urban Administration Directorate of the City of Playas de Rosarito, Baja California, of which a reduced true and correct photocopy is hereto attached to the ledger of this instrument under exhibit “D”.——————-

— FIVE.- That they also exhibit the appraisal of the mentioned Property, same that was prepared by Mr. Marcelo González Alvear, expert surveyor authorized by the City of Playas de Rosarito, Baja California, with registry number PV-023/99 (PV hyphen zero two three), and Sociedad Hipotecaria Federal (mortgage company) with number 0400663 (zero four zero zero six six three), document that I herein attach to the ledger of this instrument under exhibit “E”. The appraisal is further certified and/or validated by Unidad de Valuación de ABC Capital, Sociedad Anónima, Institución de Banca Múltiple. ————————————————————————————

— SIX.- That by writ dated march fifteen two thousand and thirteen, with return receipt dated on the nineteenth of the same month and year, the City Office of Playas de Rosarito, Baja California, was given notice of the intention to sell the Property described hereto in statement ONE of this instrument, for a price of $100.00 dollars (one hundred dollars) currency of the United States od America, per square meter, in order for said City Office to express their right of first preference same that corresponds when the Property is located within one of the areas declared as reserved for the growth of the population of said community, or within the areas that compose the corresponding declaration for reserve in accordance with the applicable plans and/or urban development programs, since with Official Letter number PM/161/2013 (PM diagonal one six one diagonal two thousand thirteen) dated april eleven of the year two thousand thirteen, the City of Playas de Rosarito, Baja California, formally notified to THE SELLERS that they did not wish to exercise the right of first preference to acquire said Property; copy with receipt stamp of the refered writ and of the original official letter that are herein attached to the ledger of this instrument under exhibits “F” y “G”, respectively. —————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— SEVEN.- That by writ dated march fifteenth of the year two thousand and thirteen with proof of receipt dated on the nineteenth day of the same month and year, the State Government of Baja California, was given due notice through the Major Clerk Office, residing in Playas de Rosarito, of the intention to purchase the Property that was described in Statement ONE of this instrument, at a price of $100.00 dollars (one hundred dollars) currency of the United States of America, per square meter, in order for the State Government to express if the property was included in the areas declared as reserved for the population growth, or within the areas composed of in the applicable plans and/or urban development programs in case to consent if they wished to exercise their right of first preference to acquire the Property, since as of Official Letter number 124/OMR/2013 (one two four diagonal OM diagonal two zero one three) dated april three, two thousand and thirteen, the Delegate of the Major Clerk Office in Playas de Rosarito, Baja California, notified the SELLERS that the State had no interest in acquiring the referred Property and that same, in accordance with the Urban Development Program of the Center for Population Growth of that city, published in the State Registrar on october nineteen, two thousand and seven, is considered urban reserve; stamped copy of referred writ and original of the official letter mentioned above are attached to the ledger of this instrument under exhibits “H” and “I”, respectively.————————————————————————

— EIGHT.- Whereas under instrument number 22,885 (twenty two thousand eight hundred and eighty five), dated march fifteen, two thousand and thirteen, issued on volume 289 (two hundred and eighty nine), from the archives of Notary Office Number One in Playas de Rosarito, Baja California, of which Luis A. Durazo Bazúa, is in charge, in which it is evidenced that the SELLERS gave notice to Ejido Poblado Mazatlán, through Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge González Herrera, in their capacities as President, Secretary and Treasurer, respectively, of said Ejido, by writ and a copy of the survey duly certified by the City Land Department, notifying their will to sell fraction 33-1 (thirty three hyphen one), resulting from subdivision of Parcel 33 Z-1 P2/5 (thirty three Z hyphen one P two diagonal five) with a surface of twelve hectare located in Ejido Poblado Mazatlán, at the price and under the conditions indicated thereat, of which a copy is attached to the ledger of the instrument thereto, having evidenced further that the consent expression of the persons in the sense that they would immediately comply to the provisions stated in article eighty four of the Agricultural Act, by posting in visible places of the Ejido the corresponding notice document. Likewise by writ of april sixteen of two thousand thirteen, Ejido Poblado Mazatlán through their representatives of the Commissionary Land beforementioned, indicated to the SELLERS that the term of thirty days had lapsed observing article eighty four of the Agricultural Act and that no next of kin, fellow commoner, neighbor, that had worked at the Property for more than one year, or any other person of that Ejido community had appeared to exercise the right of preference notified in the mentioned instrument number 22,885 (twenty two thousand eight hundred and eighty five). The original deed in the beforementionend instrument and writ are duly exhibited to me and therefore attached to the ledger of this instrument under the letter “J”.—————————-

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— NINE.- Mrs. ADRIANA VALDIVIA LOMELÍ, herein expresses that she is married to Jesús César Veleta Barrera, under asset separation regimen which is credited with the certified copy of the Marriage Certificate that I attest to, and is herein attached in photocopy duly compared to its original under exhibit “K”, reason for which the appearance of her spouse is not required in this act. On her part Mrs. LOURDES VALDIVIA LOMELÍ, states she is married under common property regime to Mr. MIGUEL ÁNGEL GARCÍA GÓMEZ, same that is credited with certified copy of her marriage certificate of which photocopy is herein attached under the letter “L”, reason by which Mr. Miguel Ángel García Gómez, appears hereto to the execution of this act in order to grant conformity with the contents herein.—————————————

— TEN.- That the property matter of this operation is not under litigation, nor action, suit or proceeding of any nature has been brought against the SELLERS or is related to their ownership and corresponding deed affecting their capacity to enter into this agreement and/or transfer such property onwership in favor of the BUYER; nor does such Property form part of any probate proceedings either testamentary or intestate, nor is it matter of contingency nor conflict regarding possession and exploitation of same and it has not been solicited nor affected to satisfy agricultural needs nor to be expropriated. —————————————————————————————

— ELEVEN.- The parties continue stating that the referred Property is not subject of any claim, condition, option, lease, ownership reservation, seizure, mortgage, lien, right of preference, or any other burden, restriction or limitation of ownership including the preventive recording, save for the present operation that is matter of this instrument, preventive notice that was duly filed by the undersigned notary public on may sixth, two thousand thirteen, by which on the eighth day of the same month and year, the Public Registry of Property and Commerce in the city of Playas de Rosarito, Baja California, duly issued the Certificate of Liens in which it is stated that the property is free of liens and ownership affectation, referred documents that are herein attached under exhibit “M”. ———————————————————————

— TWELVE.- Further, the SELLERS state no cause whatsoever exists for which any action, suit or proceeding by a third party should be brought, including by any authority related in part or totally to the referred Property or related to the title deed of same to the SELLERS, and that said Property is not contaminated, with hazardous materials nor residues or with any other material or residue, nor does it possess any potential contamination conditions. ————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— THIRTEEN.- That neither their mother Mrs. Rosenda Lomelí Luna (also known as Rosenda L. de Valdivia), nor their father, Mr. Bernabé Valdivia Tovar, have married other persons different that themselves, and that they did not procreate children other than the SELLERS, either together nor with any other person, therefore no other person different than them exists that may have or has a right to claim part or all the inheritance received from their mother Mrs. Rosenda Lomelí Luna, as was duly stated in Statement ONE of this instrument.———————————————————-

— Mr. DAVID WARREN SASNETT states hereby: ————————————

— FOURTEEN.- That under oath he expresses that his principal has not within the past twenty four months acquired property that is adjacent with the property herein purchased. ——————————————————————————————

— FIFTEEN.- That considering the statements from the SELLERS, his principal wishes to acquire ownership of the Property mentioned herein.. ————————-

— Messrs. ENRIQUE ESQUIVEL HAROS, ERNESTO CRUZ TRONCOSO SANCHEZ and JORGE GONZALEZ HERRERA, President, Secretary and Treasurer, respectively, of EJIDO MAZATLÁN, in Playas de Rosarito, Baja California, under oath hereby state: ——————————————————

— SIXTEEN.- That the representation under which they appear is duly evidenced in the Chapter Capacity of this present instrument. ———————————————

— SEVENTEEN.- That they appear to the execution of this act in order to express Ejido Mazatlan’s consent with its contents and the operation that is hereby formalized, particularly regarding clauses two, six and seven of this public instrument.————-

— Having expressed the above, the parties herein are subject to the following: ——

————————————— CLAUSES ———————————————

— FIRST.- LOURDES VALDIVIA LOMELÍ and ADRIANA VALDIVIA LOMELÍ, hereby SELL, in a perfect and definitive manner and convey the ownership of the Property to the commercial entity known as N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, who purchases and acquires said Property with its own funds as is stated by its attorney in fact Mr. David Warren Sasnett, the Property identified as fraction of lot 33-1 (thirty three dash one), resulting from the subdivision of parcel number 33 Z-1 P 2/5 (thirty three Z dash one P two diagonal five), no block number, in Ejido Mazatlan, in the City of Playas de Rosarito, Baja California, with the surface, measurements and boundaries described in Statement ONE of this instrument, same that are to be considered as herein integrally transcribed, as if inserted hereto for all corresponding legal effects.-

— In the current purchase these are included: uses, customs, easements, occupation, surface and all that corresponds to rights and facts to the Property. ———————

— SECOND.- The price of the sale of the Property matter of this instrument is the amount of $12’000,000.00 dollars (twelve million dollars) currency of the United States of America, hereinafter the “Price”, that according to the exchange rate of $11.97 (eleven point ninety seven cents) currency of the United States of America, per $1.00 (one dollar) of the united states, that the parties mutually agree on, equals an amount of $143’640,000.00 (one hundred forty three million six hundred and forty pesos) Mexican currency.————————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— THE BUYER shall pay the Price to the SELLERS, in the following manner: ————

— a).- Through the payment of an amount of $250,000.00 dollars (two hundred and fifty thousand dollars) currency of the United States of America, same that the SELLERS expressly recognize hereby have been paid by the BUYER prior to the date of this act therefore the SELLERS grant hereby in favor of the BUYER, the receipt so broad as the law permits for that said amount, not reserving rights to action or right whatsoever to exercise to claim all or part of such amount, and signing this instrument as proof of the delivery, reception and severance of said payment. ———————-

— b).- The balance due of the Price therefore the amount of $11’750,000.00 dollars (eleven million seven hundred and fifty thousand dollars) currency of the United States of America, the BUYER hereby shall pay in two installments as follows: (i) At the date of execution of this instrument, an amount of $1’700,000.00 dollars (one million seven hundred thousand dollars) currency of the United States of America; and; (ii) on May fifteen, two thousand and fourteen, the amount of $10’050,000.00 dollars (ten million fifty thousand dollars),currency of the United States of America. ————————-

— c).- In this act the SELLERS expressly instruct the BUYER, for the partial payment of the Price that should be effected on the date of the execution hereto for an amount of $1’700,000.00 dollars (one million seven hundred thousand dollars) currency of the United States of America, to made to the SELLERS by 3 (three) checks made out as follows: (i) one for an amount of $350,000.00 dollars (three hundred fifty thousand dollars) currency of the United States of America to Mrs. LOURDES VALDIVIA LOMELÍ; (ii) another for an amount of $350,000.00 dollars (three hundred fifty thousand dollars) currency of the United States of America to Mrs. ADRIANA VALDIVIA LOMELÍ; and (iii) the last for an amount of $1,000,000.00 dollars (one million dollars) currency of the United States of America, to EJIDO MAZATLÁN. In this act the BUYER under the instruction of the SELLERS hereby delivers the check referred to in section (i), of paragraph c) of this clause to Mrs. LOURDES VALDIVIA LOMELÍ, the check referred to in number (ii) of section c) of this clause to Mrs. ADRIANA VALDIVIA LOMELÍ and the check referred to in section (iii) of paragraph c) of this clause to EJIDO MAZATLÁN, whom receive said checks and in this act the SELLERS and EJIDO MAZATLÁN, by its President, Secretary and Treasurer, indicate that this instrument is the most broad receipt according to law evidencing payment of the abovementioned amounts therefore the signature on this instrument is considered proof of delivery, receipt and settlement for those mentioned payments therefore they grant in favor of the BUYER release as broad as the law permits, without reserving rights or action whatsoever to exercise in order to claim all or part of the mentioned amounts. ————————-

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— d).- In this act the SELLERS expressly instruct the BUYER for the second and last payment of the Price that shall be paid on may fifteen of two thousand and fourteen, for an amount of $10’050,000.00 dollars (ten million fifty thousand dollars) currency of the United States of America, that should be paid by 3 (three) checks made out as follows: (i) one for an amount of $965,000.00 dollars (nine hundred sixty five thousand dollars) currency of the United States of America to Mrs. LOURDES VALDIVIA LOMELÍ; (ii) another for an amount of $965,000.00 dollars (nine hundred sixty five thousand dollars) currency of the United States of America to Mrs. ADRIANA VALDIVIA LOMELÍ; and (iii) the last for an amount of $$8’120,000.00 dollars (eight million one hundred twenty thousand dollars) currency of the United States of America, to EJIDO MAZATLÁN. ——————————————————————

— THE BUYER following said instructions from the SELLERS, shall deliver the check referred to in point (i) of section d) of this clause to LOURDES VALDIVIA LOMELÍ, the check referred to in section (ii) of point d) of this clause to Mrs. ADRIANA VALDIVIA LOMELÍ and the check referred to in point (iii) of section d) of this clause to EJIDO MAZATLÁN, against the delivery of each of them, the receiving parties shall grant a receipt as required by law for the assurance of the BUYER. Likewise the SELLERS and EJIDO MAZATLÁN through its President, Secretary and Treasurer, grant in favor of the BUYER the most broad receipt required by law evidencing payment of those amounts and the total Price, not reserving rights of action nor any other right to exercise against claiming all or part of the price. ——————————————————-

— f).- The amounts of the payments of the Price mentioned above shall not cause common interests, however in case of late payment, the parties agree on interest to be paid at a monthly rate of 1.5% (one point five) percent monthly, on the amount of the outstanding payment that duly corresponds. ———————————————

— g).- The appearance and signature of this public instrument on the part of EJIDO MAZATLÁN, is considered evidence of the (i) acceptance and agreement between EJIDO MAZATLÁN and the SELLERS regarding the form and terms in which the Price of the purchase of the Property is to be paid, and shall be paid by the BUYER according to the conditions mentioned in this clause, and (ii) instructions that the SELLERS make to the BUYER regarding the form and terms in which the obligation of payment to the SELLERS shall be executed regarding the balance due of the Price of the aforementioned Property.——————————————————————-

— The remaining balance that shall be paid in dollars of the United States of America, referred to in section d) of this clause, may be paid in its equivalent in Pesos Mexican currency at the exchange rate to comply with dollar transactions in United States Currency to be paid in the Mexican Republic duly enforced at the time of payment according to the publication of Banco de México in the Official Federal Registrar effected on the business banking day immediately prior to the one in which the payment is to be effectively made. Notwithstanding the before, the parties agree that in no case shall the BUYER pay the pending balance of the price referred in section d) of this clause, at an exchange rate of less than $11.97 (eleven pesos point ninety seven cents) Mexican currency, per $1.00 (one dollar) of the united states, agreed to by the parties in this clause. ——————————————————————-

Pág. 8

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— THIRD.- The parties agree as of this moment on the delivery and receipt of the last partial payment of the outstanding Price for the purchase of the Property, corresponding to may fifteen, two thousand fourteen, referred to paragraph d) of the previous next to last clause, to be carried out at the premises of the Notary Office in which the current contract is taking place, in order for the SELLERS and EJIDO MAZATLÁN to grant and sign the documents related to the cancellation of the mortgages referred to in clause fifth of this instrument. For that same purpose, the SELLERS and EJIDO MAZATLAN are hereby obligated to at the time of receipt of the last payment of the Price: (i) deliver receipts of conformity corresponding to same, (ii) to grant and sign documents that according to law are required to cancel the mortgages and (iii) to instruct such Notary Public to carry out the recording of said mortgages before the corresponding Public Registry of Property and Commerce. ——

— The SELLERS and EJIDO MAZATLAN recognize and agree that the BUYER without incurring in delinquency or any other liability, shall not be obligated to make the payment referred in the paragraph above if the SELLERS and/or EJIDO MAZATLÁN do not issue the corresponding receipts for payment and/or they default on their obligation of granting and signing the required documents for the definitive cancellation of the mortgages and their recording before the competent Public Registry of Property and Commerce. ———————————————————-

— FOURTH.- The agreed Price is the real price of the operation and the one that justly and legitimately corresponds to the Property sold to the BUYER, reason for the non-existence of damages, error or unlawful enrichment, however in all cases the SELLERS and EJIDO MAZATLÁN expressly waive their right to exercise the actions that may correspond to such causes and to the terms under which same should be brought. ———————————————————————————————

— FIFTH.- The commercial entity known as N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, through its attorney in fact Mr. David Warren Sasnett, in special guarantee and punctual compliance of the payment of the debt regarding this instrument, its late interest, although exceeding three years however not the term for lawful squatting rights, shall be recorded before the Public Registry of Property and Commerce along with this instrument, as well as the cost and expenses of trial if applicable, constitute the following MORTGAGES in first place and grade on the Property that under this instrument it so acquired, same that has the surface and measurements and boundaries described in Statement ONE of this instrument, and that are herein considered reproduced as if inserted hereto. ———-

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— 1.- Said mortgage is established in favor of LOURDES VALDIVIA LOMELÍ, to guarantee the payment of $965,000.00 dollars (nine hundred and sixty five thousand dollars) currency of the United States of America.——————————-

— 2.- Said mortgage is set up in favor of ADRIANA VALDIVIA LOMELÍ, guaranteeing payment for $965,000.00 dollars (nine hundred and sixty five thousand dollars) currency of the United States of America.——————————————-

— 3.- And, in favor of EJIDO MAZATLÁN, of the city of Playas de Rosarito, Baja California, to guarantee the payment of $8’120,000.00 dollars (eight million one hundred and twenty thousand dollars) currency of the United States of America.

— The mortgages set up are comprised of the plot of land and the constructions that are in the future built on same and all that corresponds by law or may correspond to same in the future, as well as all that should be considered as immovable and forming part of the Property as well as those provided in articles 2,763 (two thousand seven hundred and sixty three) of the Civil Code for the State of Baja California, in the understanding that his mortgage does not include industrial fruits under the terms of article 2,764 (two thousand seven hundred and sixty four) of such Code. —————

— Once the balance due on the Price of sale of the Property is paid by the BUYER, the SELLERS and EJIDO MAZATLÁN, in observation of clause third, shall grant and sign in favor of the BUYER the documents necessary and convenient for the cancellation of the mortgages herein setup in clause fifth. —————————————————

— SIXTH.- The SELLERS grant in this act to the BUYER the material and legal possession of the Property object of this sale and without any limitation whatsoever bind themselves to the BUYER regarding warranty of title and right of possession and unknown defects under the law. —————————————————————

— The BUYER herein expresses that the material and legal possession of the Property is received and accepts the operation in all its terms and conditions. ———————

— SEVENTH.- EJIDO MAZATLÁN shall be without limitation whatsoever jointly liable with the SELLERS before the BUYER regarding the warranting title and right of possession and unknown defects regarding the Property, in accordance with the provisions stated in article 1,862 (one thousand eight hundred and sixty two) and 1,864 (one thousand eight hundred and sixty four) of the Civil Code for the State of Baja California and other related and applicable rules of said Code and any other applicable regulation or act.———————————————————————

— EIGHTH.- The SELLERS warrant the BUYER under oath for truth that no action, suit, litigation or proceeding against them exists that may affect their capacity to sell the Property or that affects their ownership and title deed, either pending resolution or the feasibility of same being brought by a third party including authorities, involving the Property partially or totally and that no such cause for which any action to be brought, suit, or proceeding of any kind against the SELLERS with respect to their title of ownership exists. ——————————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— NINTH.- Mr. MIGUEL ANGEL GARCIA GOMEZ, as the spouse of Mrs. Lourdes Valdivia Lomelí, herein expresses his conformity with the operation of sale for all corresponding legal effects. ———————————————————————

— TENTH.- The taxes, duties, fees and expenses, inclusive of the recording of this instrument before the Public Registry of Property and Commerce and others arisen from this operation shall be borne by the BUYER, save for the income tax that may be generated charged to the SELLERS and in its case by EJIDO MAZATLÁN. —————

— ELEVENTH.- THE SELLERS AND THE BUYER hereby instruct the notary, who accepts, to give due notice to the Ministry of Foreign Affairs within the legal term of 60 (sixty) business days, thereby observing article 10 (ten) section I (first) of the

Foreign Investment Act.. ————————————————————————

————————————- CAPACITY ———————————————

— Mr. DAVID WARREN SASNETT, proved the legal existence of N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, and his appointment as attorney in fact and the capacities with which he appears to this act with the following: ————————————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— I. The incorporation charter of his principal, with certified copy of the first issue of public instrument dated may twelve of two thousand and ten, number 74,776 (seventy four thousand seven hundred and seventy six) volume 3,234 (three thousand two hundred and thirty four) of the books of Notary Public Number Eight of this city, Mr. Ricardo Del Monte Núñez, first issue of which is recorded in the Public Registry of Property and Commerce of this city under electronic commercial number 31187*2 (three one eight seven star two), dated may thirteen of two thousand and ten, by permit granted by the Ministry of Foreign Affairs under number 0201096 (zero two zero one zero nine six), file 20100200383 (two zero one one zero zero two zero zero three eight three), page 100512028001 (one zero zero five one two zero two eight zero zero one), dated may twelve of two thousand and ten, wherein the commercial entity named N.S.C. AGUA, Sociedad Anónima de Capital Variable, with address at Tijuana, Baja California, of an indefinite duration, minimum fixed capital of fifty thousand pesos, foreign investment admission clause, of which document I herein transcribed the applicable: “… CLAUSES.-… SECOND.- The purpose of the entity is:- a).- The desalinization, treatment and distribution of water for its commercialization, prior obtainment of the permits or concessions that in its case the competent authorities grant.- b).- The purchase, sale, marketing, lease, granting and receiving in gratuitous loan, all types of property, as well as the derivative rights of same, including all kinds of commercial spaces, offices, storage facilities or any other type of premises necessary for the attainment of the corporate purpose.- c).- To acquire, sell and in general to negotiate with all types of stock, partners’ interest or any other class of negotiable documents or securities legally allowed.- d).- To issue, subscribe, accept, endorse and guarantee negotiable documents.- e).- To obtain or grant loans, granting or receiving guarantees of any kind with respect to own obligations or of third parties.- f).- To build, acquire, transfer, give or take in lease any movables or property necessary to attain the corporation´s purpose.- g).- To obtain or grant, under any title, patents, trademarks, commercial names, copyrights and concession for all types of activities.- h).- To celebrate all kinds of agreement and contracts related to the abovementioned purposes, subject to the provisions in the bylaws.- The corporation may not be dedicated to activities of those referred to in articles fifth and sixth of the Foreign Investment Act.- … SIXTEENTH.- With the limitations passed by the Stockholders Meetings, the Board of Directors shall have the following capacities:- GENERAL POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS, with all general and special capacities including those that require special or express cause in accordance with the law under the terms of the first paragraph of article 2,428 (two thousand for hundred and twenty eight) of the Civil Code for the State of Baja California and the related articles of the other States in which this power is to be exercised.- Subsequently, the attorney may appear and exercise the appointment before all kinds of persons, either individuals or entities, public or private, decentralized organizations, subsidized institutions, Mexican Institute of Social Security, Institute for the National Workers Housing Fund, administrative, judicial, civil, criminal, labor, tax, federal, state or city authorities, in trial or out of court, as broad as possible, with capacity to bring and desist of all suits, proceedings or trials including the “amparo” proceedings, to file appeals and desist from same, enter into transaction, into arbitration, articulate and answer depositions, recuse, receive payments, file claims, criminal charges or lawsuits and desist from same, to grant pardon as victim, to support the district attorney and request return of objects, intervene in auction as bidder, tender bids, improve same and request asset allocation in favor of the principal.- GENERAL POWER OF ATTORNEY FOR ACTS OF ADMINISTRATION.- with all general and special capacity requiring special or express clause according to the law and terms of the second paragraph of article 2,428 (two thousand four hundred and twenty two) and 2,461 (two thousand four hundred and sixty one) of the Civil Code for the State of Baja California and others related and applicable in the other States wherein the power is exercised.- CAPACITY IN LABOR MATTERS, with the broadest capacity to appear on behalf of the principal before the Labor Board Local or Federal and all labor authorities, with the capacity to hire and terminate employees and officers under the terms of articles 11 (eleven), 46 (forty six), 47 (forty seven), 523 (five hundred and twenty three), 786 (seven hundred and eighty six ) and other related of the Federal Labor Act duly amended, with the capacity to enter into all kinds of conciliatory settlements, agreements, answer suits and file demurrer, with capacity to receive notices and generally to act as manager or representative within all labor proceedings.- GENERAL POWER FOR ACTS OF OWNERSHIP.- with all general and special capacity that require special or express clause according to the terms of the third paragraph of article 2,428 (two thousand four hundred and twenty two) and 2,461 (two thousand four hundred and sixty one) of the Civil Code for the State of Baja California and 2,587 (two thousand five hundred and eighty seven) of the Civil Code for the Federal District in Mexico and others related and applicable in the other States wherein the power is exercised.- POWER TO ISSUE AND SUBSCRIBE NEGOTIABLE DOCUMENTS AND TO DRAW CHARGED ON CORPORATION BANK ACCOUNTS.- In accordance with article nine of the General Act for Negotiable Documents and Operations, may on behalf of the corporation, subscribe, issue, make, draw and guarantee negotiable documents, commercially binding same and to execute credit operations, as well as to open, close and manage company bank accounts.- CAPACITY OF SUBSTITUTING.- The Board of Directors has the power to partially or totally deputy the powers conferred herein, having the capacity of granting general or special powers within the capacity such body holds and revoking same. The following matters are reserved for the Board of Directors and with the purpose of insuring consistency in any power duly granted by the company (either granted by resolution passed in stockholders meeting or by an attorney in fact with capacity to delegate) with capacity to carry out any of the following tasks, in order to be exercised, the respective power should contain the limitation of requiring the prior approval of the Board of Directors: (a) to invest in, or carry out the formation of any subsidiary or affiliate of the corporation, to purchase or enter into any type of acquisition of stock or related interests.- (b) to acquire, sell, transfer or in any other form dispose of the shares of the corporation in any of its subsidiaries; (c) to sell, transfer or in any other manner dispose of the assets or property of the company or its subsidiaries, for an individual value of $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its equivalent in Pesos Mexican currency, or in a total exceeding $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its peso equivalent, in a series of operations, related or not, except for an amount being authorized by the Board of Directors in the Budget, as is defined in the bylaws of the company.- (d) to decide regarding the manner in which the corporation and any of its legal representatives vote in stock, participation and/or other interests of the company in any subsidiary;- (e) to set pledge, mortgage or guarantee on any company or subsidiary asset;- (f) to transfer, assign, sell, lien or levy in any form or dispose of any technology, trademark, commercial name or intellectual property, owned or in possession of the company or its subsidiaries;- (g) to approve any operation between the company and any direct or indirect stockholder of the company or its subsidiaries or affiliates; (h) to enter into any contract during the normal course of operations that individually exceeds $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its peso equivalent, or that in total exceeds $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its peso equivalent, except for a higher amount having been authorized by the Board of Directors in the company Budget; (i) to enter into any agreement out of the normal day to day operations of the company or its subsidiaries not included in the approved Budget or in the business plan.- (j) to assume any type of obligations, including debt, that individually exceeds $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its equivalent in pesos Mexican currency, or in total exceeds $50,000.00 dollars (fifty thousand dollars, currency of the United States of America) or its equivalent in pesos Mexican currency, with the exception of a higher amount being authorized by the Board of Directors in the corporation´s Budget.- (k) enter into non-compete agreements; (l) execute joint-venture agreements;- (m) to accept any client or applications of new lines of business of the company or its subsidiaries.- (n) to enter into lease contracts for more than a year.- (o) to participate in any arbitration proceeding, either judicial, bankruptcy or similar.- (p) to accept any economic or non-economic benefit for the company or its subsidiaries, direct or indirect, from any of its direct or indirect stockholders or their subsidiaries or affiliates; (q) to enter into any credit contract or other financial agreements, including increasing existing lines of credit; (r) to hire employees whose annual salary exceeds $150,000.00 dollars (one hundred fifty thousand dollars United States Currency) or its equivalent in pesos Mexican currency except for when the Board of Directors approves a higher amount in the Budget of the corporation; (s) to establish plans of profit distribution, pension plans, employee benefits or bonuses; and- (t) (i) make major changes in department functions, number of personnel employed, cost of personnel or general management of the corporation or its subsidiaries; (ii) to celebrate any contract to receive department functions, personnel of general management functions from the company or its subsidiaries, from third parties, as well as (iii) to make major changes to the terms of any of those agreements).- For the effects of these bylaws, (A) “normal course of operations” shall mean (i) to develop and operate desalinization plants in Mexico, and (ii) to deliver and sell desalinized water to clients in Mexico and the United States of America, and (B) “Budget” shall mean estimated operative and/or capital cost annually prepared by the General Director and approved by the Board of Directors, or any estimated cost of operation and/or capital for a project prepared by the Board of Directors, without including in both cases any modification that is approved from time to time by the Board of Directors.-… TWENTIETH.- The Board of Directors may approve resolutions out of meeting, in the understanding that such resolutions should be unanimously approved in writing by all the members of the Board of Directors.- CORPORATION SURVEILLANCE.- TWENTYFIRST.- The surveillance of the corporation shall be in charge of two Examiners, whom may have deputies. Examiners may or may not be shareholders, they may be re-elected and they shall continue in their posts until the persons appointed to deputy them take possession of their posts. Series A shareholders shall have the right to elect an Examiner and its corresponding deputy and Series B shareholders shall have the right to elect an Examiner and its deputy.-… SHAREHOLDERS MEETING.- TWENTYTHIRD.- The shareholders meeting is the highest ranking body of the entity.-… TRANSITORY PROVISIONS.- … SECOND.- The minimum fixed capital of N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE shall be the amount of $50,000.00 Pesos (Fifty thousand 00/100 pesos Mexican currency), represented by 50,000 (fifty thousand) shares of common stock, nominative of Class I, with a nominal value of $1.00 peso (One Peso 00/100 Mexican currency) each one.- The variable part of the corporate capital of N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE shall be of $75,000.00 pesos (Seventy five thousand Pesos 00/100 Mexican currency), represented by 75,000 (seventy five thousand) shares of common stock, nominative of Class II, with a face value of $1.00 peso (One Peso 00/100 Mexican currency) each one.- The shares that represent the corporate capital of the company have been entirely subscribed and shall be paid in the following manner:- 1.- Norte Sur Agua, Sociedad de Responsabilidad Limitada de Capital Variable, in this act subscribes 50,000 (fifty thousand) common shares, nominative of Class I, Series A and 74,999 (seventy four thousand nine hundred and ninety nine) common nominative shares of Class II, Series A, and herein pays them in cash.- 2.- Mrs. Alejandro de la Vega Valladolid herein subscribes and pays in cash 1 (One) common and nominative share of Class II stock, series A.- … THIRD.- The grantors considering this their first shareholders meeting by unanimous vote have adopted the following resolutions.- 1.- The Board of Directors shall be composed as follows:- BOARD OF DIRECTORS.- ADVISORS APPOINTED BY SHAREHOLDERS OF SERIES A STOCK - PROPRIETORS.- Mr. Alejandro de la Vega Valladolid.- Mr. Gough Thompson.- Mr. Victor Vilaplana.- ADVISORS APPOINTED BY SERIES “B” STOCK SHARHEOLDERS.- PROPRIETORS.- Frederick W. McTaggart.- Wilmer Pergande.- David W. Sasnett.- It is hereby agreed that all Deputy Advisors appointed by the shareholders of the corporation shall be all persons of which eventually the shareholders give notice to, to the Co-Presidents of the Board of Directors and/or the Secretary of the Company. The officer that receives notice of the corresponding designation on the part of the shareholders, shall notify in writing to the other members of the Board of Directors on the appointment of the respective deputy advisers.- 2.- Messrs. Gough Thompson and Alejandro de la Vega Valladolid, are hereby designated as Co-Presidents of the Board of Directors; Mr. Jorge León Orantes Baena is appointed hereby as Deputy Secretary, the latter two not being part of the Board of Directors.- 3.- Mr. José Elias Quezada García is appointed as Examiner of the corporation by series A shareholders. Likewise, stockholders of Series A in this act designate Mr. Juan Antonio Corrales Pollorena as deputy examiner of Mr. José Elias Quezada García. The herein appointed Deputy Examiner is solely designated to be able to act representing the Examiner on behalf of which he was so designated.-…. 4.- Messrs. Frederick W. McTaggart, David W. Sasnet and Ismael Sánchez González are hereby designated as General Director, Director of Finance and Corporate Controller of the corporation, respectively, having the capacities herein stated same that shall be exercised at all times with the limitations contained in this instrument.- The exercise of these posts by any foreign citizen in Mexico as well as its powers are subject to the obtainment of the corresponding migratory permit that to such effect the Ministry of the Interior issues thereby.- FOURTH.- Messrs. Frederick W. McTaggart, David W. Sasnett, Juan Antonio Corrales Pollorena, and Ismael Sánchez González, are hereby granted a GENERAL POWER, to be jointly or separately exercised, with the following capacities:- GENERAL POWER FOR LAWSUITS AND COLLECTIONS, with all general and special capacities including those that require special or express cause in accordance with the law under the terms of the first paragraph of article 2,428 (two thousand for hundred and twenty eight) of the Civil Code for the State of Baja California and the related articles of the other States in which this power is to be exercised.- Subsequently, the attorney may appear and exercise the appointment before all kinds of persons, either individuals or entities, public or private, decentralized organizations, subsidized institutions, Mexican Institute of Social Security, Institute for the National Workers Housing Fund, administrative, judicial, civil, criminal, labor, tax, federal, state or city authorities, in trial or out of court, as broad as possible, with capacity to bring and desist of all suits, proceedings or trials including the “amparo” proceedings, to file appeals and desist from same, enter into transaction, into arbitration, articulate and answer depositions, recuse, receive payments, file claims, criminal charges or lawsuits and desist from same, to grant pardon as victim, to support the district attorney and request return of objects, intervene in auction as bidder, tender bids, improve same and request asset allocation in favor of the principal.- GENERAL POWER OF ATTORNEY FOR ACTS OF ADMINISTRATION.- with all general and special capacity requiring special or express clause according to the law and terms of the second paragraph of article 2,428 (two thousand four hundred and twenty two) and 2,461 (two thousand four hundred and sixty one) of the Civil Code for the State of Baja California and others related and applicable in the other States wherein the power is exercised.- CAPACITY IN LABOR MATTERS, with the broadest capacity to appear on behalf of the principal before the Labor Board Local or Federal and all labor authorities, with the capacity to hire and terminate employees and officers under the terms of articles 11 (eleven), 46 (forty six), 47 (forty seven), 523 (five hundred and twenty three), 786 (seven hundred and eighty six ) and other related of the Federal Labor Act duly amended, with the capacity to enter into all kinds of conciliatory settlements, agreements, answer suits and file demurrer, with capacity to receive notices and generally to act as manager or representative within all labor proceedings.- POWER TO ISSUE AND SUBSCRIBE NEGOTIABLE DOCUMENTS AND TO DRAW CHARGED ON CORPORATION BANK ACCOUNTS.- In accordance with article nine of the General Act for Negotiable Documents and Operations; … and,- CAPACITY TO GRANT AND REVOKE GENERAL AND SPECIAL POWERS, with or without delegation powers.- This power is subject to the limitations stated in Clause SIXTEENTH of the corporate bylaws of the company.- The exercise of the capacities herein granted by any foreign national is subject to the migratory permit that to such effect is issued by the Ministry of the Interior.-…”.————————————————————

Pág. 12

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— II. The first amendment to the corporate bylaws of his principal, with certified copy of public instrument dated February eight of two thousand and twelve number 38,630 (thirty eight thousand six hundred and thirty), granted by Mr. Carlos E. Ahumada Arruti, Notary Public number Thirteen of Tijuana, Baja California, first issue of which is duly recorded in the Public Registry of Property and Commerce of said place, under Electronic Commercial Number 31187*2 (thirty one thousand one hundred and eighty seven asterisk two), dated march five two thousand and twelve. In said public instrument the General Special Shareholders Meeting of N.S.C. Agua, Sociedad Anónima de Capital Variable, held on that same date was duly formalized, at which the modification of clause fifth of the corporate bylaws was resolved, among others. Of said document, I herein transcribe the following: “… I THE NOTARY, resolving the request and based on the article mentioned before and articles (109) one hundred and nine section (V) five and (113) one hundred and thirteen of the Law for Notaries for the State of Baja California, proceed to formalize and therefore FORMALIZE the special shareholders meeting. … To continue I herein literally transcribe the corresponding part of the Special Shareholders Meeting: “... RESOLUTION.- “1. The amendment to Clause Fifth of the corporate bylaws of N.S.C. Agua, S.A. de C.V., is hereby approved in order for said Clause to read as follows:.- FIFTH.- The corporate capital is variable. The minimum fixed corporate capital is of $50,000.00 (fifty thousand) PESOS MEXICAN CURRENCY, represented by 50,000 (fifty thousand) common shares, nominative of Class I with a face value of $1.00 (one) PESO MEXICAN CURRENCY, each one, totally subscribed and paid.- The variable part of the capital shall have no limit and shall be represented by common nominative shares of Class II, which shall bear the same characteristics as the Special Shareholders Meeting determines their issuance, observing the provisions in the corporate bylaws.- The Class I and Class II shares shall be divided in Series A and Series B. Shares of Series A and Series B shall be of free subscription. The Special Shareholders Meeting shall determine to which Series they shall belong. Only the Series A shareholders may subscribe Series A stock and only the Series B shareholders may subscribe Series B stock. In case a Series A shareholder subscribes or acquires Series B shares, same shall automatically convert into Series A shares. Likewise in case a Series B shareholder subscribes or acquires Series A stock, same shall automatically convert into Series B stock.- All the common shares confer same rights and obligations to their holders. The temporary certificates or stock certificates duly issued shall contain all the requirements stated in article 125 (one hundred and twenty five) of the Commercial Entities Act, may represent one or more shares and shall be signed by two members of the Board of Directors, one designated by the Series A holders and the other designated by the Series B holders. … C L A U S E.- SOLE.- The special shareholders meeting of N.S.C. AGUA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, held on February (8) eight) of two thousand and twelve (2012) subsequently all resolutions passed thereat shall be formalized…”. ——————————————-

Pág. 13

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— III. The second amendment to the corporate bylaws of N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, by certified copy of public instrument dated April eighteen, two thousand and twelve, number 68,023 (sixty eight thousand and twenty three), issued by Mr. Luis de Angoitia Becerra, Notary Public number one hundred and nine of Mexico City, first issue of which was duly recorded in the Public Registry of Property and Commerce in Tijuana, state of Baja California, under Commercial Electronic Number 31187*2 (thirty one thousand one hundred and eighty seven asterisk two) dated may eighteen, two thousand and twelve. In said instrument the minute regarding the Special Shareholders Meeting of N.S.C. Agua, Sociedad Anónima de Capital Variable, held on April thirteenth two thousand and twelve, in which among other issues, it was resolved to modify clauses seventh, fourteenth, fifteenth, sixteenth, seventeenth, eighteenth, nineteenth, twenty first, twenty fourth, twenty fifth and thirtieth of the corporate bylaws, as well as the elimination of clauses thirty ninth and forty first of the corporate bylaws, to take effect as of April fifth two thousand and twelve. Of said document, I herein transcribe the following: “… BACKGROUND … FOUR.- MINUTE THAT IS FORMALIZED IN THIS CORRESPONDING PART.- The appearing party herein exhibits before me in sixteen pages, the Minute of the Special and General Shareholders Meeting of “N.S.C. AGUA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, dated April third two thousand and twelve, which integrally states: RESOLUTION.- “1. It is hereby approved to modify clauses seventh, fourteenth, fifteenth, sixteenth, seventeenth, eighteenth, nineteenth, twenty first, twenty fourth, twenty fifth and thirtieth of the corporate bylaws of N.S.C. Agua, S.A. de C.V., in order for said Clauses to read as follows as of April 5, 2012: … SIXTEENTH.- With the limitations determined by the Shareholders Meeting, the Board of Directors, shall have the following capacity:.- GENERAL POWER FOR LAWSUITS AND COLLECTIONS, with all general and special clauses that are so required to have a special or express clause, according to law under the terms of the first paragraph of articles 2,428 (two thousand four hundred and twenty eight) and 2,461 (two thousand four hundred and sixty one) of the Civil Code for the State of Baja California and the corresponding codes of the other States of the Mexican Republic in which these powers are to be exercised.- Subsequently, the attorneys in fact may appear and execute this power before all kinds of persons, whether individuals or entities, public or private, governmental or government subsidized, the Mexican Institute of Social Security, The National Workers Housing Fund, administrative, judicial, civil, criminal, labor, fiscal, federal, state, municipal authorities, in court or extra judicially, as broad as the law permits, and to bring and desist from all lawsuits, proceedings or trial including the Amparo trial, file recourses and desist from same, receive payments, file complaints, suits, criminal charges and desist from same granting pardon from the victim, to support the district attorney and request return of objects, intervene in auctions as bidder, make bids and improve them and request the allocation of assets in favor of the corporation.- GENERAL POWER FOR ACTS OF ADMINISTRATION, with all capacities both general and special including those requiring special clause according to the terms of the second paragraph of article 2,428 (two thousand four hundred and twenty eight) and 2,461 (two thousand four hundred and sixty one), of the Civil Code for the State of Baja California and its applicable articles of the States of the Mexican Republic wherein such power is exercised.- CAPACITIES IN LABOR MATTERS, with the most broad capacity to appear on behalf of the principal before the Conciliation and Arbitration Boards, Federal or Local and labor authorities, with the capacity of hiring and terminating employees and officers under the terms of articles 11 (eleven), 46 (forty six), 47 (forty seven), 523 (five hundred and twenty three), 786 (seven hundred and eighty six) and others related from the Federal Labor Act duly amended with capacity to execute all kinds of conciliatory settlements, covenants, answer suits and file demurrer with capacity to receive summons and notices and in general to act as manager or representative within all kinds of labor proceedings.- GENERAL POWER FOR ACTS OF OWNERSHIP, with all capacity including special powers that require special or express clause according to the law under the terms of the third paragraph of article2,428 (two thousand four hundred and twenty eight) and 2,461 (two thousand four hundred and sixty one) of the Civil Code for the State of Baja California and the related articles 2,554 (two thousand five hundred and fifty four) and 2,587 (two thousand five hundred and eighty seven) of the Civil Code for the Federal District and of the other States of the Mexican Republic wherein the power is exercised.- POWER TO ISSUE AND SUBSCRIBE NEGOTIABLE DOCUMENTS AND TO DRAW DISPOSING OF COMPANY BANK ACCOUNTS.- According to article nine of the General Act for Negotiable Documents, the attorneys in fact may on behalf of the company, subscribe, issue, draw and guarantee negotiable documents, binding the company commercially, as well as to open, close and manage bank accounts under the corporation´s name.- CAPACITIES OF SUBSTITUTION. The Board of Directors shall have the capacities of partially or totally substituting the capacities herein conferred, having the power to grant general or special powers, within the powers the attorney in fact possesses and to revoke same.- The following issues are reserved for the Board of Directors and with the purpose of assuring the consistency with any other power granted by the corporation (either granted by resolution passed by the Shareholders Meeting or by the Board of Directors, or by an attorney in fact with powers to delegate) with the capacity to carry out any of the following duties, the corresponding power shall have the limitation of requiring the prior approval from the Board of Directors for its execution: (a) invest in, or form, any subsidiary or affiliate of the corporation or purchase or carry out any type of acquisition of shares or related interest; (b) to acquire, sell or transfer or in any form dispose of the shares of the corporation or of any of its subsidiaries; (c) to sell, transfer or in any other form dispose of assets or property of the corporation or its subsidiaries, of an individual value of $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, or that in total exceed $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, in a series of operations, being related or not, with the exception of a higher amount being authorized by the Board of Directors in the Budget of the company, as is defined hereto; (d) to decide or resolve regarding the manner in which the corporation and any of its legal representatives shall vote shares, stock and/or any other interests of the company in any subsidiary; (e) to place bond, mortgage or grant guarantees on any asset either of the corporation or any of its subsidiaries; (f) to transfer, assign, sell, lien or in any other manner dispose of any technology, trademark, commercial name or intellectual property property or in possession of the corporation or its subsidiaries; (g) to approve any operation between the company and any other direct or indirect shareholder or its subsidiaries or affiliates; (h) to execute any contract during the normal course of operations that exceed an individual value of $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, or that in total exceed $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, in a series of operations, being related or not, with the exception of a higher amount being authorized by the Board of Directors in the Budget of the company, as is defined hereto; (i) to execute any contract out of the normal course of operations of the corporation or its subsidiaries not included in the approved Budget or in the business plan; (j) to assume any type of liability, including debt that individually exceeds $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, or that in total exceed $50,000.00 dollars (fifty thousand dollars currency of the United States of America) or its equivalent in pesos Mexican currency, in a series of operations, being related or not, with the exception of a higher amount being authorized by the Board of Directors in the Budget of the company, as is defined hereto; (k) to execute non-compete agreements; (l) to execute joint-venture agreements; (m) to accept any client or applications for new lines of business of the corporation or its subsidiaries; (n) to execute lease agreements for more than one year; (o) to participate in any arbitration, trial, bankruptcy or any similar proceeding; (p) to accept any economical or non-economical proceeding for the corporation or its subsidiaries, direct or indirect either of the corporation or its subsidiaries or affiliates; (q) to execute any credit contract, new lines of credit or any other financial agreement including credit line increases in existing lines of credit; and (r) to establish profit distribution plans, pension plans, benefit or bonuses plans for employees.- For the effects of these bylaws, (A) “normal course of operations” shall mean (i) to develop and operate desalinization plants in Mexico, and (ii) to deliver and sell desalinated water to clients in Mexico and the United States of America, and (B) “Budget” shall mean the estimated operative cost and/or capital annually prepared by the General Director and approved by the Board of Directors, or any other estimated operative cost and/or capital for a project prepared by the General Director or by the Board of Directors, without inclusion in both cases any modification that is from time to time approved by the Board of Directors.- … TWENTY FIRST.- The surveillance of the company shall be in charge of two Examiners, with deputies if chosen and who shall be appointed by the Shareholders Meeting. The Examiners may or may not be shareholders, may be re-elected and shall maintain their posts until the persons designated to substitute them take possession of their position. …”.———————

Pág. 14

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— IV.- With the certification issued by the Board of Directors of the company that authorizes to exercise its power with the capacities described in section I (first) of this paragraph of capacities, document is herein exhibited and aggregated to the ledger of this instrument under the letter “N”. ———————————————————-

— Mr. David Warren Sasnett, states that the corporation N.S.C. AGUA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, is duly recorded before the National Registry of Foreign Investment, which is evidenced with evidence of renewal that is exhibited to me, of which I make photocopies and adhere to the ledger of this instrument under the letter “O”, therefore the undersigned notary states the obligation referred to in article 34 (thirty four) of the Foreign Investment Act and 44 (forty four) of the corresponding regulation, is hereby complied with. ———————————————————————————

— Likewise Mr. David Warren Sasnett, through its interpreter under oath hereby states that his principal possesses legal capacity and that as attorney in fact his powers to appear to this granting has not been revoked, nor modified or limited in any way and the corporate bylaw of his principal has not suffered amendment different than those consigned hereto. ——————————————————————-

— Messrs. ENRIQUE ESQUIVEL HAROS, ERNESTO CRUZ TRONCOSO SANCHEZ and JORGE GONZALEZ HERRERA, President, Secretary and Treasurer, respectively, and the Commissary from the Ejido of Ejido Mazatlan in the city of Playas de Rosarito, Baja California, prove the legal existence of the Ejido land, their appointments and powers for this granting under the terms of article 121 (one hundred and twenty one) section VIII (eighth) of the Notary Law for the State of Baja California, through the adherence of the certified copies issued by Mr. Luis A. Durazo Bazúa, Notary One of Playas de Rosarito, Baja California, to the ledger of this instrument under the letter “P”, with respect to the third issue of public instrument dated August twenty four two thousand and fifty three, number 2,538 (two thousand five hundred and thirty eight) in the archives of Notary Public Number Two of the city of Tijuana, Baja California, at that time in charge of Mr. Francisco Díaz Martínez, containing Presidential Resolution dated August seventeenth of the year nineteen thirty eight, in which to several neighbors where favored of the village El Rosarito, currently Mazatlan, of an extension of surface of four thousand six hundred seventy one hectares to form Ejido Mazatlan, which is today comprehended in the city of Playas de Rosarito, Baja California. ————————-

— Likewise capacity is proven with base on the previously mentioned legal provision, through the attachment to the ledger of this instrument under letter “Q”, of the certified copy issued by Luis A. Durazo Bazúa, Notary Number One in the city of Playas de Rosarito, Baja California, with respect to the Certification of Graded Change of Representation of the Commissary in the Ejido and the Surveillance Council of Ejido Mazatlan, of said place, dated July twenty eighth two thousand ten, and as members of the referred Ejido Commissary Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge González Herrera, President, Secretary and Treasurer, respectively. —————————————————————————————

— Messrs. Enrique Esquivel Haros, Ernesto Cruz Troncoso Sánchez and Jorge González Herrera, herein express that Ejido Mazatlan, of Playas de Rosarito, Baja California, possesses legal capacity and that their appointments and attributions granted by law have not been revoked, modified or limited in any manner whatsoever.

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Pág. 15

NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

————————————— NOTARY OAT H ———————————-

— The undersigned authorizing Notary duly attests: —————————————

— a).- Of the veracity of the act; ————————————————————-

— b).- That the related and inserted hereto truthfully concurs with its originals of which I took copies once compares and returned to the interested parties; ————

— c).- That according to the Foreign Investment Act and its Regulation currently enforced, the contents in this instrument do not require prior permission from the Ministry of Foreign Affairs, however the BUYER through its representative herein states notified of the obligation to inform within a term and under legal form, to said Ministry, of the acquisition executed hereto; ————————————————-

— d).- That Mr. David Warren Sasnett, since not being fluent in Spanish herein appointed Mr. Jorge Alejandro León Orantes Baena, as interpreter whom accompanied him according to the provisions in article 127 (one hundred and twenty seven) of the Notary Law for the State of Baja California, and accepted the post and under oath expressed his lawful and loyal performance; ————————————————

— e).- That the accompanying parties identify themselves at my satisfaction with the documents that were exhibited, of which I took photocopies that were duly compared and attached to the ledger of this instrument under the letter “R” and with the identification of David Warren Sasnett, he additionally proved his legal stay in Mexico; ——————————————————————————————————

— f).- That the undersigned Notary provided to Messrs. Miguel Angel García Gómez, Lourdes Valdivia Lomelí and Adriana Valdivia Lomelí, copies of the document that contains the calculation of the income tax and the process under which said amount to be paid was determined, attached hereto under the letter “S”, with proof of receipt from all parties; ————————————————————————————

— g).- That I consider the parties with legal capacities for this granting, since nothing otherwise proves the contrary; ——————————————————————

— h).- That under oath they expressed being: ———————————————-

— LOURDES VALDIVIA LOMELÍ, of Mexican nationality, born in Tijuana, Baja California, on June ninth, nineteen hundred and seventy three, a house maker, married under common law evidencing same with copy of the marriage certificate that is herein attached under exhibit “L”, with Population Code VALL730609MBCLMR07 (VALL seven three zero six zero nine MBCLMR zero seven), with address at Boulevard Benito Juárez 104-21 (one hundred four dash twenty one) Zona Centro, Playas de Rosarito, Baja California, passing by this city of Tijuana, Baja California. —————-

— ADRIANA VALDIVIA LOMELÍ, of Mexican nationality, born in Tijuana, Baja California, born on July twenty seventh, nineteen hundred and seventy seven, a homemaker, married under asset separation regime, evidencing same with the certified copy of her marriage certificate that has been attached to this letter under exhibit “K”, with Population Code VALA770727MBCLMD02 (VALA seven seven zero seven two seven MBCLMD zero two), with same address as the afore, passing by this city of Tijuana, Baja California. ——————————————————————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

— MIGUEL ÁNGEL GARCÍA GÓMEZ, of Mexican nationality, born in Tijuana, Baja California, on February eleventh, nineteen hundred and seventy, a mechanic, married to Mrs. Lourdes Valdivia Lomelí, under common law marriage, Population Code GAGM700211HBCRMG06 (GAGM seven zero zero two one one HBCRMG zero six), with the same address as afore.———————————————————————-

— DAVID WARREN SASNETT, of united states nationality, born in Panama City, Florida, United States of America on November thirteenth nineteen hundred and fifty six, married, finance director, with address at 16254 (one six two five four) Segovia Circle South, Fort Lauderdale, Florida, United States of America, 33331 (three three three three one), passing by this city of Tijuana, Baja California. ————————-

— JORGE ALEJANDRO LEÓN ORANTES BAENA, a Mexican national, born in Mexico City, Distrito Federal, on September third, nineteen hundred and seventy, an attorney at law, married with address at 345 (three forty five) Campos Eliseos, Colonia Chapultepec Polanco, México, Distrito Federal, passing by this city of Tijuana, Baja California. ——————————————————————————————

— ENRIQUE ESQUIVEL HAROS, of Mexican nationality, from Tijuana, Baja California, where he was born on March thirtieth, nineteen hundred and forty four, married, an Ejido commoner, addressed at 104-21 (one zero four dash twenty one) Benito Juárez Boulevard, Zona Centro, Playas de Rosarito, Baja California, passing by this city of Baja California. ————————————————————————————

— ERNESTO CRUZ TRONCOSO SANCHEZ, of Mexican nationality, born Tijuana, Baja California, on November seventh, nineteen hundred and fifty five, married, an Ejido commoner, with the same address as the prior, passing by this city of Tijuana, Baja California. ——————————————————————————————

— JORGE GONZALEZ HERRERA, of Mexican nationality, born in Tijuana, Baja California, on April fifth, nineteen hundred and forty one, married, an Ejido commoner with the same address as the prior, passing by this city of Tijuana, Baja California. —

— Having read this instrument to the appearing parties, to whom I explained the value and legal scope of same, they expressed conformity with its contents, executing same before me on May thirteenth, two thousand and thirteen.- I attest. —————

— LOURDES VALDIVIA LOMELÍ, Signed.- ADRIANA VALDIVIA LOMELÍ, Signed.- MIGUEL ÁNGEL GARCÍA GÓMEZ, Signed.- DAVID WARREN SASNETT, Signed.- JORGE ALEJANDRO LEÓN ORANTES BAENA, Signed.- ENRIQUE ESQUIVEL HAROS, signed.- ERNESTO CRUZ TRONCOSO SANCHEZ, Signed.- JORGE GONZALEZ HERRERA, Signed.- Before me.- The signature and seal of the Notary. ——————————-

—————————— I HEREBY DEFINITIVELY AUTHORIZE ———————

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NOTARY PUBLIC NUMBER 18

Ramón Andrés Graciano Dueñas

Notary

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— THIS INSTRUMENT TO HAVE COVERED ALL REQUIREMENTS BOUND BY LAW.- I ATTEST.———————————————————————————————

— TIJUANA, B.C., MAY 16, 2013. ————————————————————-

——————————- ADDITIONAL NOTES ——————————————

— FIRST NOTE.- ON MAY FOURTEENTH OF TWO THOUSAND AND THIRTEEN, THE PREVENTIVE NOTICE TO THE REGISTRAR OF PROPERTY AND COMMERCE OF PLAYAS DE ROSARITO, BAJA CALIFORNIA, WAS DULY GIVEN AND SAME IS HERETO ATTACHED TO THIS INSTRUMENT UNDER EXHIBIT “T”.- DULY RECORDED.- A SIGNATURE. —————————————————————————————

— SECOND NOTE.- ON MAY FIFTEENTH OF TWO THOUSAND AND THIRTEEN, THE INCOME TAX TO STATES WAS DULY PAID, UNDER THE ENFORCED LEGAL TERMS AS EVIDENCIED IN THE OFFICIAL LETTER ATTACHED HERETO UNDER EXHIBIT “U”.- DULY RECORDED.- A SIGNATURE.————————————————————-

— THIRD NOTE.- ON MAY FIFTEENTH, TWO THOUSAND AND THIRTEEN, THE INFORMATIVE RETURN FOR INCOME TAX WAS DULY FILED VIA INTERNET ON THE MEXICAN INTERNAL REVENUE SERVICES´ WEBSITE ACCORDING TO LAW, AS IS EVIDENCED WITH THE DOCUMENT ATTACHED TO THE LEDGER HERETO UNDER EXHIBIT “V”.- DULY RECORDED.- A SIGNATURE. ——————————————

— FOURTH NOTE.- ON MAY SIXTEENTH, TWO THOUSAND AND THIRTEEN, I RECEIVED PROOF OF THE PAYMENT OF THE TAX ON PROPERTY TRANSFER AND ACQUISITION OF OWNERSHIP AND SAME IS HERETO ATTACHED UNDER EXHIBIT “W”.- DULY RECORDED.- A SIGNATURE. —————————————————-

— THIS IS FIRST ISSUE THAT I HEREIN ISSUE FOR THE USE OF “N.S.C. AGUA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE” , SAME I HEREBY CERTIFY CONCURS CORRECTLY WITH ITS ORIGINAL WITH WHICH IT WAS COMPARED AND IS COMPOSED OF FOURTEEN PAGES, PROTECTED BY KINEGRAMS OF THIS NOTARY, PLUS AN ADDITIONAL ONE HUNDRED AND FIFTY SEVEN PAGES THAT CORRESPOND TO THE LEDGER INCLUDING COVER LETTER, ALL DULY COMPARED, CORRECTED AND AUTHORIZED WITH THE NOTARY SIGNATURE AND SEAL OF THE NOTARY´S OFFICE.- I ATTEST. ——————————————————————————————-

— TIJUANA, BAJA CALIFORNIA, ON MAY TWENTY FIRST OF THE YEAR TWO THOUSAND AND THIRTEEN. —————————————————————-

/s/ Ramon Andres Graciano Dueñas
MR. RAMON ANDRES GRACIANO DUEÑAS

NOTARY PUBLIC No. 18

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